SCUDDER
                                                                   INVESTMENTS


--------------------
BOND
--------------------


Scudder GNMA Fund

Semiannual Report
March 31, 2001



The fund seeks to produce a high level of income while actively seeking to reduce downside risk compared with other GNMA mutual funds.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      12   Glossary of Investment Terms

                      13   Investment Portfolio

                      15   Financial Statements

                      18   Financial Highlights

                      20   Notes to Financial Statements

                      28   Officers and Trustees

                      29   Account Management Resources

Scudder GNMA Fund

--------------------------------------------------------------------------------
Class AARP                     ticker symbol AGNMX           fund number 193
Class S                        ticker symbol SGINX           fund number 393
--------------------------------------------------------------------------------

Date of          o    The fund's Class AARP shares provided a total return
Inception:            of 6.33% for the six months ended March 31, 2001,
11/30/84              compared to a 6.40% return for its benchmark, the
                      unmanaged Lehman Brothers GNMA Index.

                 o    Government bonds performed well during the period,
Total Net             while the stock market continued to weaken. Slowing
Assets as             economic growth led the Federal Reserve Board to cut
of 3/31/01--          short-term interest rates by 50 basis points three
                      times in the first quarter of 2001.
Class AARP:
$3,739 million   o    While falling interest rates have resulted in more
                      mortgage prepayments, we have sought to control the
Class S:              fund's prepayment risk by balancing our exposure
$365 million          between older mortgages, which typically have more
                      predictable prepayment characteristics, and more recently issued mortgages, which are more apt to incur prepayments.

Letter from the Fund's President
--------------------------------------------------------------------------------

   Dear Shareholders,

   After a year marked by exceptional volatility in interest rates, mortgage rates dropped dramatically in early 2001, as the Federal Reserve Board slashed short-term interest rates to help reverse the economic slowdown that hindered U.S. markets in the last six months. The Fed's interest-rate cuts helped reverse a situation where the yield curve was "inverted," with long-term Treasury bonds offering lower yields than short-term Treasury bills. By March 31, 2001, the yield curve had turned positive as investors sought higher yields from long-term securities. At the same time, the slowing economy has eased inflation concerns, although fears of a recession have increased. In this environment, mortgage interest rates for consumers have dropped precipitously over the past six months, and GNMA (Government National Mortgage Association) securities generally outperformed U.S. Treasury bonds with similar maturities.

   Although the fund's return did slightly lag that of its benchmark, we believe the Scudder GNMA Fund's risk-adjusted 4-star Morningstar Rating(TM) illustrates the fund's success in delivering consistent returns over time. For a detailed discussion of management's investment strategy and portfolio positioning, see page 9.

   Thank you for your continued interest in Scudder GNMA Fund. If you have any questions about your investment, please call us toll-free or visit us on the Web.

   Sincerely,

   /s/Linda C. Coughlin

   Linda C. Coughlin
   President
   Scudder GNMA Fund

        --------------------------------------------------------------------
                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
        --------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                  March 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                     Yearly periods ended March 31

                Scudder GNMA         Lehman Brothers
                Fund -- Class AARP   GNMA Index*

           '91    10000                 10000
           '92    11055                 11177
           '93    12241                 12444
           '94    12286                 12584
           '95    12818                 13372
           '96    13923                 14822
           '97    14613                 15712
           '98    15989                 17464
           '99    16901                 18558
           '00    17245                 19094
           '01    19167                 21369


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                      Total Return
                               Growth of                              Average
Period ended 3/31/2001          $10,000        Cumulative             Annual
-------------------------------------------------------------------------------
Scudder GNMA Fund -- Class AARP
-------------------------------------------------------------------------------
1 year                         $  11,116          11.16%               11.16%
-------------------------------------------------------------------------------
5 year                         $  13,766          37.66%                6.60%
-------------------------------------------------------------------------------
10 year                        $  19,167          91.67%                6.72%
-------------------------------------------------------------------------------
Lehman Brothers GNMA Index*
-------------------------------------------------------------------------------
1 year                         $  11,192          11.92%               11.92%
-------------------------------------------------------------------------------
5 year                         $  14,416          44.16%                7.59%
-------------------------------------------------------------------------------
10 year                        $  21,369         113.69%                7.88%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER GNMA FUND -- CLASS AARP TOTAL RETURN (%) AND LEHMAN BROTHERS GNMA INDEX* TOTAL RETURN (%)

                                 Yearly periods ended March 31
             1992   1993   1994    1995   1996   1997   1998   1999   2000   2001
------------------------------------------------------------------------------------
Fund Total
Return (%)   10.55  10.73    .37   4.32    8.62   4.95   9.42   5.70   2.04  11.16
------------------------------------------------------------------------------------
Index Total
Return (%)   11.77  11.34   1.13   6.26   10.84   6.00  11.15   6.26   2.89  11.92
------------------------------------------------------------------------------------
Net Asset
Value ($)    15.68  16.11  15.16  14.83   15.06  14.82  15.19  15.07  14.43  15.05
------------------------------------------------------------------------------------
Income
Dividends
($)           1.24   1.20   1.03    .95     .94    .97    .99    .97    .92    .94
------------------------------------------------------------------------------------

* The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

   On July 17, 2000, existing shares of the Fund were redesignated as Class AARP. In addition, the Fund commenced offering Class S shares. The total return information provided is for the Fund's Class AARP shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  March 31, 2001

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                         Over the past several
Government National                                    months, we maintained a
Mortgage Association        92%                          high concentration of
U.S. Treasury Obligations    4%                         assets in GNMAs, which
Cash Equivalents, net        4%                        we felt could provide a
------------------------------------                   higher level of current
                           100%                            income for the fund
------------------------------------                 compared with Treasuries.


--------------------------------------------------------------------------------
GNMA Coupons*
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                       We increased the fund's
5-Less than 7%              37%                         weighting in 5-7% GNMA
7-Less than 8%              49%                             coupons during the
8% or greater               14%                                        period.
------------------------------------
                           100%
------------------------------------
  *Excludes Cash Equivalents and
  U.S. Treasury Obligations


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                           The fund emphasized
Less than 1 year             4%                       intermediate-term GNMAs,
1-5 years                   42%                           which we believe can
5-8 years                   41%                           help earn attractive
8-15 years                   6%                       levels of income for the
Greater than 15 years        7%                           fund while providing
------------------------------------                    greater flexibility to
                           100%                           respond to potential
------------------------------------                   changes in the interest
                                                         rate climate compared
                                                           with the holding of
                                                           longer-term issues.





For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  March 31, 2001

In the following interview, Portfolio Managers Richard L. Vandenberg and Scott
E. Dolan discuss their strategy for the fund and the market environment.

                     Q: How did the government bond market perform during the six months ended March 31, 2001?

                     A: Government bonds turned in admirable results during the period, while the stock market continued to weaken. Slowing economic growth led the Federal Reserve Board (the Fed) to cut short-term interest rates by 50 basis points on three separate occasions for a total reduction of 150 basis points, or 1.5%, in the first quarter of 2001. These reductions affected other points on the yield curve as well, causing the 1-year Treasury bill's yield to fall from 6.09% to 4.10% and the 30-year Treasury bond's yield to drop from 5.85% to 5.44%. As a result, the difference in yield between these two maturities also widened to nearly 134 basis points (1.34%) as of March 31, 2001, as investors began to favor longer-term securities. In contrast, six months ago, the yield curve was "inverted," with the 30-year Treasury bond yielding less than the 1-year Treasury bill. Going forward, the market expects the Fed to reduce rates even further. Mortgage interest rates for consumers have dropped precipitously over the past six months, and mortgages generally outperformed U.S. Treasury bonds with similar maturities. Inflation concerns have dampened as the economy has slowed and fears of a recession have grown. Oil prices, however, remain quite high.

                     Q:  How did the fund perform in this environment?

                     A: The fund's Class AARP share's total return of 6.33% was lower than its benchmark, the unmanaged Lehman Brothers GNMA Index, which rose 6.40% for the period. The average GNMA fund as tracked by Lipper, Inc., rose 6.47%. Over the past six months, the fund has benefited from heightened concerns about the slowing economy, which led investors to the relatively increased security of bonds and fixed-income mutual funds. Also, we have seen a good deal of mortgage prepayment activity during this period as interest rates have dropped. However, we have been careful to keep this fund's risk of prepayment in control by analyzing refinancing possibilities. We are careful to balance the fund's exposure between seasoned, older mortgages, which typically have more predictable prepayment characteristics, and more recently issued mortgages, which are more apt to incur prepayments.

                     Q: Could you talk a little more about how you manage the fund?

                     A: We strive to provide high current income and safety of principal for the fund, while also seeking total return. We use a "top-down" approach to pursue this objective, focusing on the portfolio's sensitivity to changes in interest rates, the fund's positioning with respect to the yield curve, and the allocation between GNMAs and Treasury securities. For the past several months, we have maintained a relatively higher concentration of assets in GNMAs, which we felt could provide more current income than Treasuries. Within the GNMA universe, we have emphasized intermediate-term GNMAs, which we believe can help us earn attractive levels of income while giving us greater flexibility to respond to changes in the interest rate climate than if we focused on longer duration issues.

                     Q: Is there a way to estimate how much a given change in interest rates can affect the total return from mortgage- related investments?

                     A: A 100-basis-point -- or 1 percentage point -- decrease in interest rates is typically believed to translate into a price increase of slightly more than 1% for a bond or a fixed-income fund. Bond prices and the net asset values of fixed-income funds also are affected by such factors as credit risk, and, for mortgage securities, prepayment risks. The fund's results since September were in line with market conditions. Yields on five-year Treasuries, which are

--------------------------------------------------------------------------------
                   GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called
 "Ginnie Mae" securities, are backed by the full faith and credit of the U.S. government. Each GNMA represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages early, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal on the mortgages underlying GNMA securities tends to be repaid more slowly. However, the value of GNMAs issued previously with coupons that reflected lower prevailing rates -- which are now, of course, less attractive to investors -- will generally decline, reducing returns to investors. As a result, GNMA funds tend to perform best in environments when interest rates are not changing significantly.
--------------------------------------------------------------------------------


                     typically used to gauge pricing on consumer mortgages, fell nearly 128 basis points (1.28%) between September 30, 2000 and March 30, 2001. Moreover, mortgage rates for conventional 30-year, fixed-rate loans also dropped drastically in that period.

                     Q: What is your outlook for bonds and the fund in the months ahead?

                     A: Although select economic indicators, such as housing and auto sales, have held up well as the economy has slowed, we expect the Fed to further reduce interest rates going forward. Should interest rates remain in their current range in the months ahead, we believe high-quality government-backed mortgage securities should continue to do well because of their superior income potential relative to Treasuries. However, because such interest-rate reductions will likely stimulate the economy, we don't expect mortgage rates to fall much further from their current levels.

Glossary of Investment Terms
--------------------------------------------------------------------------------

       Coupon The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year.

     Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5 years, for example, means that the price of a bond should rise by approximately 5% for a one-percentage point decline in interest rates, and fall by 5% for a one-percentage point rise in interest rates.

   30-Day SEC    The standard yield reference for bond funds, based on a
        Yield    formula prescribed by the SEC. This annualized yield
                 calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 Total Return    The most common yardstick to measure the performance of a
                 fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value

  Yield Curve    A graph showing the term structure of interest rates by
                 plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available.
                 The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

 Yield Spread    The difference in yield between two types of bonds. A
                 mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick. If GNMA yield spreads are "narrow," for example, it typically means that GNMA yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.


(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
An expanded list of terms is located at our Web site, myScudder.com.

Investment Portfolio                            as of March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                                        Principal
                                                                                       Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 10.4%
-------------------------------------------------------------------------------------------------------------------
 Chase Securities, Inc., 5.42%, to be repurchased
    at $250,112,917 on 4/2/2001* .................................................     250,000,000     250,000,000
 Credit Suisse First Boston, 5.5%, to be repurchased
    at $200,091,667 on 4/2/2001* .................................................     200,000,000     200,000,000
 State Street Bank and Trust Company, 5.23%,
    to be repurchased at $11,055,816 on 4/2/2001* ................................      11,051,000      11,051,000

-------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $461,051,000)                                                        461,051,000
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations 3.8%
-------------------------------------------------------------------------------------------------------------------

 U.S. Treasury Note, 5.75%, 11/15/2005 (c) .......................................     130,700,000     137,131,747
 U.S. Treasury Note, 5%, 2/15/2011 ...............................................      32,000,000      32,165,120

-------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $168,810,914)                                                    169,296,867
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association 85.8%**
-------------------------------------------------------------------------------------------------------------------

 6% with various maturities to 5/1/2031 (b) ......................................     368,700,831     362,616,873
 6.5% with various maturities to 4/1/2031 (b) ....................................     936,458,428     939,415,073
 7% with various maturities to 4/1/2031 (b) ......................................     912,242,780     928,087,165
 7.5% with various maturities to 4/1/2031 (b) ....................................     988,918,004   1,014,503,582
 8% with various maturities to 12/15/2030 ........................................     440,307,227     454,558,539
 8.5% with various maturities to 12/15/2030 ......................................      50,672,797      52,612,477
 9% with various maturities to 9/15/2030 .........................................      26,555,847      27,907,862
 9.5%, 1/15/2021 .................................................................          37,322          40,298
 10.5% with various maturities to 1/20/2021 ......................................       4,099,277       4,532,615
 11.5% with various maturities to 2/15/2016 ......................................       1,125,175       1,270,529
 12% with various maturities to 7/15/2015 ........................................       2,097,926       2,400,169
 12.5% with various maturities to 8/15/2015 ......................................       1,809,402       2,077,938
 13% with various maturities to 7/15/2015 ........................................         233,281         270,748
 13.5% with various maturities to 10/15/2014 .....................................         281,872         330,560
 14% with various maturities to 12/15/2014 .......................................         200,603         236,234
 14.5%, 10/15/2014 ...............................................................          62,033          74,420
 15% with various maturities to 10/15/2012 .......................................         138,027         165,190
 16%, 2/15/2012 ..................................................................          45,554          54,166

-------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $3,720,063,979)                                 3,791,154,438
-------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $4,349,925,893) (a)                                       4,421,502,305
-------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

** The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

(a) The cost for federal income tax purposes was $4,349,925,893. At March 31, 2001, net unrealized appreciation for all securities based on tax cost was $71,576,412. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $71,593,278 and an aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,866.

(b)      When-issued or forward delivery pools included.

(c) At March 31, 2001, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

--------------------------------------------------------------------------------

At March 31, 2001, open futures contracts purchased were as follows:

                                                         Aggregate
                                                           Face
 Futures                          Expiration Contracts   Value ($)    Value ($)
 -------------------------------  ---------- ---------  -----------  -----------
 U.S. Treasury Note               6/20/2001     847     89,429,754   89,371,734
                                                                     ----------
 Total unrealized depreciation on open futures contracts purchased   $ (58,020)
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (including repurchase ...................   $ 4,421,502,305
   agreements of $461,051,000) (cost $4,349,925,893)
Cash ........................................................................            18,897
Receivable for investments sold .............................................       320,469,007
Interest receivable .........................................................        24,634,808
Receivable for Fund shares sold .............................................           810,433
Receivable for daily variation on open futures contracts ....................           438,173
                                                                                ---------------
Total assets ................................................................     4,767,873,623
Liabilities
-----------------------------------------------------------------------------------------------
Payable for when-issued and forward delivery securities .....................       526,785,293
Payable for investments purchased-- mortgage dollar rolls ...................       125,085,438
Dividends payable ...........................................................         8,115,445
Payable for Fund shares redeemed ............................................         1,894,222
Accrued management fee ......................................................         1,367,932
Other accrued expenses and payables .........................................         1,144,921
                                                                                ---------------
Total liabilities ...........................................................       664,393,251
-----------------------------------------------------------------------------------------------
Net assets, at value                                                            $ 4,103,480,372
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income (14,039,100) Net unrealized appreciation (depreciation) on:
  Investments ...............................................................        71,576,412
  Futures ...................................................................           (58,020)
Accumulated net realized gain (loss) ........................................      (472,555,647)
Paid-in capital .............................................................     4,518,556,727
-----------------------------------------------------------------------------------------------
Net assets, at value                                                            $ 4,103,480,372
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($3,738,893,784 /
   248,436,187 outstanding shares of beneficial interest, $.01 par value,       ---------------
   unlimited number of shares authorized) ...................................   $         15.05
Class S                                                                         ---------------
Net Asset Value, offering and redemption price per share ($364,586,588 /
   24,227,120 outstanding shares of beneficial interest, $.01 par value,        ---------------
   unlimited number of shares authorized) ...................................   $         15.05
                                                                                ---------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------
Income:
Interest .......................................................   $140,095,613
                                                                ---------------
Expenses:
Management fee .................................................      8,040,162
Administrative fee .............................................      6,030,112
Trustees' fees and expenses ....................................         39,514
Other ..........................................................        429,460
                                                                ---------------
Total expenses .................................................     14,539,248
--------------------------------------------------------------------------------
Net investment income                                               125,556,365
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     34,737,020
Futures ........................................................      7,182,371
                                                                ---------------
                                                                     41,919,391
                                                                ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     79,271,654
Futures ........................................................        656,532
                                                                ---------------
                                                                     79,928,186
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          121,847,577
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $247,403,942
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                      Six Months Ended      Year Ended
                                                       March 31, 2001     September 30,
Increase (Decrease) in Net Assets                        (Unaudited)          2000
-------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $   125,556,365    $   256,609,363
Net realized gain (loss) on investment transactions        41,919,391        (65,807,648)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......        79,928,186         59,681,775
                                                     ---------------- ------------------
Net increase (decrease) in net assets resulting
   from operations ................................       247,403,942        250,483,490
                                                     ---------------- ------------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................      (115,319,372)      (252,758,004)
                                                     ---------------- ------------------
  Class S .........................................       (10,736,341)        (3,998,399)
                                                     ---------------- ------------------
Fund share transactions:
Proceeds from shares sold .........................       223,132,082        172,945,088
Net assets acquired in tax-free reorganization ....                --        298,604,668
Reinvestment of distributions .....................        76,046,857        143,801,796
Cost of shares redeemed ...........................      (326,064,075)      (816,123,629)
                                                     ---------------- ------------------
Net increase (decrease) in net assets from Fund
   share transactions .............................       (26,885,136)      (200,772,077)
                                                     ---------------- ------------------
Increase (decrease) in net assets .................        94,463,093       (207,044,990)
Net assets at beginning of period .................     4,009,017,279      4,216,062,269
Net assets at end of period (including accumulated
   distributions in excess of net investment
   income of $14,039,100 and $13,539,752,            ---------------- ------------------
   respectively) ..................................   $ 4,103,480,372    $ 4,009,017,279
                                                     ---------------- ------------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
Years Ended September 30,       2001(a)   2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $14.60   $14.61   $15.40   $15.16   $14.91  $15.19
------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)    .46      .94      .94      .99      .98     .99
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    .45    (.01)    (.79)      .24      .25   (.28)
------------------------------------------------------------------------------------
  Total from investment           .91      .93      .15     1.23     1.23     .71
  operations
------------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.46)    (.94)    (.94)    (.99)    (.98)   (.99)
------------------------------------------------------------------------------------
Net asset value, end of period $15.05   $14.60   $14.61   $15.40   $15.16  $14.91
------------------------------------------------------------------------------------
Total Return (%)               6.33**     6.62      .99     8.40     8.49    4.79
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                    3,739    3,703    4,216    4,593    4,584   4,904
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           .71*   .74(b)      .65      .61      .65     .64
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           .71*   .73(b)      .65      .61      .65     .64
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                      6.25*     6.52     6.25     6.52     6.51    6.55
------------------------------------------------------------------------------------
Portfolio turnover rate (%)    201(c)*  264(c)   245(c)      160       87      83
------------------------------------------------------------------------------------

(a)      For the six months ended March 31, 2001 (Unaudited).

(b) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .73% and .73%, respectively.

(c) The portfolio turnover rates including mortgage dollar roll transactions were 233%, 337% and 258% for the periods ended March 31, 2001, September 30, 2000 and September 30, 1999, respectively.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S

--------------------------------------------------------------------------------
                                                              2001(a)   2000(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.61    $14.45
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  .47       .19
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment         .44       .16
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                              .91       .35
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                       (.47)     (.19)
--------------------------------------------------------------------------------
Net asset value, end of period                               $15.05    $14.61
--------------------------------------------------------------------------------
Total Return (%)                                             6.32**    2.72**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          365       306
--------------------------------------------------------------------------------
Ratio of expenses (%)                                          .71*    .68(c)*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     6.25*     6.64*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  201(d)*   264(d)
--------------------------------------------------------------------------------

(a)      For the six months ended March 31, 2001 (Unaudited).

(b) For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.

(c) The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .71%.

(d) The portfolio turnover rates including mortgage dollar roll transactions were 233% and 337% for the periods ended March 31, 2001 and September 30, 2000, respectively.

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is a series of Scudder Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-Issued and Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets and as a temporary substitute for selling selected investments.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $336,431,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($243,324,000) and September 30, 2008 ($93,107,000), the
respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $34,165,000 of capital losses from its merger (see Note E) with Scudder GNMA Fund, which can be used to offset gains in future years, or until September 30, 2002 ($18,025,000), September 30, 2006 ($9,280,000) and September 30, 2007 ($6,860,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, from November 1, 1999 through September 30, 2000, the Fund incurred approximately $57,000,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Original issue discount on securities are accreted for both tax and financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Other expenses in the Statement of Operations include ordinary changes of estimates in expenses.

B. Purchases and Sales of Securities

During the six months ended March 31, 2001, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls, and U.S. Government obligations) aggregated $1,682,491,843 and $1,782,668,336, respectively. Purchases and sales of U.S. Government obligations aggregated $2,486,406,242 and $2,548,707,000, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $673,188,438 and $674,101,133, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") between the Fund and Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.400% on the first $5,000,000,000 of average daily net assets, 0.385% on the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended March 31, 2001, the fees pursuant to the Management Agreement amounted to $8,040,162, which was equivalent to an annual effective rate of 0.400% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement") the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.300% and 0.300%, respectively, of average daily net assets for Class AARP and Class S, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI will pay the service providers for the provision of their services to the Fund and will pay other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the six months ended March 31, 2001, the Administrative Fee was as follows:

                                                        Unpaid at March
Administrative Fee                     Total Aggregated     31, 2001
------------------------------------------------------------------------
Class AARP ..........................     $5,525,022       $ 923,283
Class S .............................       505,090           84,403
                                       --------------     ------------
                                          $6,030,112       $1,007,686
                                       --------------     ------------

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended March 31, 2001, Trustees' fees and expenses aggregated $39,514.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Acquisition of Assets

On July 14, 2000, the Fund acquired all of the net assets of Scudder GNMA Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 20,660,722 shares of the Class S shares of the Fund for 21,114,873 shares of Scudder GNMA Fund outstanding on July 14, 2000. Scudder GNMA Fund's net assets at that date ($298,604,668), including $3,279,529 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,730,839,567. The combined net assets of the Fund immediately following the acquisition were $4,029,444,235.

F. Adoption of New Accounting Principle

The Fund will adopt the provisions of AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

G. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                         Six Months Ended                      Year Ended
                          March 31, 2001                  September 30, 2000*
                 --------------------------------------------------------------------
                     Shares           Dollars          Shares            Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP .......    7,886,964   $  117,344,916       10,701,294   $  154,313,547
Class S ..........    7,099,271      105,787,166        1,287,552       18,631,541
                                  --------------                    --------------
                                  $  223,132,082                    $  172,945,088
                                  --------------                    --------------
Shares issued to shareholders in tax-free reorganization
-------------------------------------------------------------------------------------
Class AARP .......           --   $           --               --   $           --
Class S ..........           --               --       20,660,722      298,604,668
                                  --------------                    --------------
                                  $           --                    $  298,604,668
                                  --------------                    --------------
Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP .......    4,539,561   $   67,620,839        9,763,929   $  140,875,589
Class S ..........      565,158        8,426,018          200,855        2,926,207
                                  --------------                    --------------
                                  $   76,046,857                    $  143,801,796
                                  --------------                    --------------
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP ....... (17,619,566)   $(261,262,547)     (55,430,027)   $(798,258,929)
Class S ..........  (4,352,682)     (64,801,528)      (1,233,756)     (17,864,700)
                                  --------------                    --------------
                                  $(326,064,075)                    $(816,123,629)
                                  --------------                    --------------
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP .......  (5,193,041)   $ (76,296,792)     (34,964,804)   $(503,069,793)
Class S ..........    3,311,747       49,411,656       20,915,373      302,297,716
                                  --------------                    --------------
                                  $ (26,885,136)                    $(200,772,077)
                                  --------------                    --------------

* Class S shares are for the period from July 17, 2000 (commencement of sales of Class S) to September 30, 2000.

Officers and Trustees

 Linda C. Coughlin*                          Thomas V. Bruns*
   o  President and Trustee                    o  Vice President

 Henry P. Becton, Jr.                        Scott E. Dolan*
   o  Trustee; President, WGBH                 o  Vice President
      Educational Foundation
                                             John E. Dugenske*
 Dawn-Marie Driscoll                           o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive                  William F. Glavin*
      Fellow, Center for Business              o  Vice President
      Ethics, Bentley College
                                             James E. Masur*
 Edgar R. Fiedler                              o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The               Howard S. Schneider*
      Conference Board, Inc.                   o  Vice President

 Keith R. Fox                                Richard L. Vandenberg*
   o  Trustee; General Partner,                o  Vice President
      The Exeter Group of Funds
                                             John Millette*
 Joan E. Spero                                 o  Vice President and Secretary
   o  Trustee; President, The
      Doris Duke Charitable                  Kathryn L. Quirk*
      Foundation                               o  Vice President and
                                                  Assistant Secretary
 Jean Gleason Stromberg
   o  Trustee; Consultant                    John R. Hebble*
                                               o  Treasurer
 Jean C. Tempel
   o  Trustee; Managing Director,            Brenda Lyons*
      First Light Capital, LLC                 o  Assistant Treasurer

 Steven Zaleznick                            Caroline Pearson*
   o  Trustee; President and                   o  Assistant Secretary
      Chief Executive Officer,
      AARP Services, Inc.                    *Zurich Scudder Investments, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments